Exhibit 99.1
                                                                    ------------



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report") by SmartServ Online, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                     /S/  SEBASTIAN E. CASSETTA
                                     --------------------------
                                          Sebastian E. Cassetta
                                          Chairman & Chief Executive Officer
                                          Dated: April 23, 2003



                                     /S/  THOMAS W. HALLER
                                     --------------------------
                                          Thomas W. Haller
                                          Sr. Vice President,
                                          Chief Financial Officer & Treasurer
                                          Dated: April 23, 2003


A signed original of this written statement required by Section 906 has been provided to SmartServ Online, Inc. and will be retained by SmartServ Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.